Exhibit 10(o)

CUMMINS INC.
2012 OMNIBUS INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD AGREEMENT

This Agreement (this “Agreement”) is made as of ____________, 20__ (the “Effective Date”), between Cummins Inc., an Indiana corporation (the “Company”), and the employee named in the accompanying award letter (the “Employee”).
WHEREAS, the Company has adopted the Cummins Inc. 2012 Omnibus Incentive Plan (the “Plan”), providing for awards to certain officers, employees, directors, consultants and advisors of the Company and its Affiliates;
WHEREAS, ______.
NOW THEREFORE, in consideration of the promises and mutual agreements set forth in this Agreement, the Employee and the Company hereby agree as follows:
1.Grant of Award.
(a)Award. The Company, as of the Effective Date, hereby grants to the Employee an award (the “Award”) of ___ Restricted Stock Units (the “RSUs”) subject to the restrictions, terms and conditions set forth below, in the Plan and_____________.
(b)Omnibus Incentive Plan. This Award is granted pursuant to the Plan, a copy of which the Employee acknowledges having received. The terms and conditions of the Plan are incorporated into this Agreement by reference. If there is a conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern. Capitalized terms not otherwise defined in this Agreement have the meanings set forth in the Plan.
2.Vesting of Award.
Subject to Section 4, on _______________, the Employee shall become vested in the number of RSUs that remain outstanding as of such date.
Notwithstanding the foregoing:
(a) if _______, then this Award shall be forfeited in its entirety;
(b) if _________ then a number of RSUs equal to ________ shall be forfeited as of the date immediately preceding the date of the Employee’s termination of employment or service; and
(c) if _____________ then a number of RSUs equal to ___________ shall be forfeited.
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3.Settlement.
As soon as reasonably practicable (but no more than thirty (30) days) after the vesting date or event (in the case of Section 4), the Company will issue to the Employee a number of Shares equal to the number of outstanding RSUs that vested on such date or event.
4.Change of Control or Termination of Employment.
In the event of a Change of Control, the outstanding RSUs will be subject to Section 18(c) of the Plan.
In the event of the termination of Employee’s employment with the Company as a result of death or Disability prior to the vesting date described in Section 2, _______ shall become vested as of the date of such event.
In the event of the termination of Employee’s employment for any reason (or for no reason), all then-unvested RSUs (including any RSUs that do not become vested as a result of termination due to death or Disability) will be forfeited as of the date of such termination without consideration therefor.
5.No Rights as a Shareholder.
The Employee shall not have any rights of a shareholder with respect to the Shares underlying the RSUs (including, without limitation, any voting rights or any right to dividends) until the Shares have been issued hereunder.
6.Restrictions on Transfer.
The Employee may not transfer any interest in the RSUs other than under the Employee’s will or as required by the laws of descent and distribution. The RSUs also may not be pledged, attached, or otherwise encumbered. Any purported assignment, alienation, sale, transfer, pledge, attachment or encumbrance of the RSUs in violation of the terms of this Agreement shall be null and void and unenforceable against the Company or its successors. In addition, notwithstanding anything to the contrary herein, the Employee agrees and acknowledges that (a) with respect to any Shares issued hereunder that have not been registered under the Securities Act of 1933, as amended (the “Act”), he or she will not sell or otherwise dispose of such Shares except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and a legend will be placed on the certificates for the Shares to such effect, and (b) the Employee agrees not to sell any Shares acquired under this Award other than as set forth in the Plan and at a time when applicable laws, Company policies or an agreement between the Company and its underwriters do not prohibit a sale.
7.Agreements of the Employee.
The Employee acknowledges that: (a) this Agreement is not a contract of employment and the terms of the Employee’s employment are not affected in any way by this Agreement except as specifically provided in this Agreement; and (b) the Award made by this Agreement does not confer any legal rights upon the Employee for continuation of employment or interfere with or limit the right of the Company to terminate the Employee’s employment at any time.
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8.Legal Compliance Restrictions.
The Company is not obligated to issue or deliver any certificates or make any book entry evidencing Shares subject to the RSUs unless and until the Company is advised by its counsel that the issuance and delivery of the certificates or book entry are in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange upon which the Shares are traded.
9.Taxes.
As a condition of receiving this award of RSUs, the Employee agrees to pay to the Company upon demand such amount as may be requested by the Company for the purpose of satisfying its liability to withhold federal, state, or local income or other taxes due by reason of the grant, vesting or settlement of, or by reason of any other event relating to, the RSUs. The Company will, unless it determines otherwise, satisfy such withholding obligations by withholding a number of Shares otherwise issuable hereunder having a Fair Market Value on the date the tax obligation arises, equal to the amount to be withheld; provided, however, that the amount to be withheld may not exceed the total maximum statutory tax rates associated with the transaction to the extent needed for the Company to avoid adverse accounting treatment. If the Company requests that the Employee pay the tax amount and the Employee does not make such payment, then the Company or an affiliate may withhold such taxes from other amounts owed to the Employee or may choose to satisfy the withholding obligations by withholding Shares otherwise issuable hereunder in accordance with the preceding sentence.
10.Notices.
Except as otherwise provided in this Agreement, all offers, notices and other communications given pursuant to this Agreement will be deemed to have been properly given if in writing and (a) hand delivered, (b) mailed, addressed to the Company at the Company’s headquarters or to the Employee at the address on file with the Company’s personnel records, postage prepaid, by certified or registered mail or by Federal Express or similar overnight courier service, or (c) sent by e-mail, facsimile or similar electronic transmission (including communications through online accounts or any applicable stock plan platform), with confirmation sent by way of one of the methods provided above. Either party may from time to time designate by written notice given in accordance with the provisions of this Section any other address or party to which such notice or communication or copies thereof must be sent.
11.Binding Effect.
This Agreement is binding upon, and inures to the benefit of, the respective successors, assigns, heirs, executors, administrators and guardians of the parties hereto.
12.Opportunity to Review.
The Employee acknowledges and understands that this Agreement has been prepared on behalf of the Company by its legal counsel. The Employee further acknowledges and understands that it is advisable for him or her to, and he or she has had reasonable opportunity to, consult with legal counsel or other independent advisors, other than the Company’s legal counsel, with respect to the terms and conditions of this Agreement
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13.Severability.
Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be enforceable under applicable law. However, if any provision of this Agreement is deemed unenforceable under applicable law by a court having jurisdiction, the provision will be unenforceable only to the extent necessary to make it enforceable without invalidating the remainder thereof or any of the remaining provisions of this Agreement.
14.Multiple Counterparts.
This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Any party may execute this Agreement by facsimile signature or electronic acceptance and the other party is entitled to rely on such facsimile signature or electronic acceptance as evidence that this Agreement has been duty executed by that party. Any party executing this Agreement by facsimile signature must immediately forward to the other party an original signature page by overnight mail.

[Execution page follows]

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IN WITNESS WHEREOF, the Company and the Employee have caused this Agreement to be executed and delivered, all as of the Effective Date.
                        CUMMINS INC.

                        By: ___________________________
_________
                        _________

ACCEPTANCE AND ACKNOWLEDGEMENT

Via electronic ACCEPT, the Employee accepts the Award described herein and in the Plan, acknowledges receipt of a copy of this Agreement, the Plan and the Plan Prospectus, and acknowledges that Employee has read them carefully and that Employee fully understand their contents.
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